                                                                   Exhibit 10.11


                                SECOND AMENDMENT
                                     TO THE
            FACTORY CARD & PARTY OUTLET CORP. 2002 STOCK OPTION PLAN

          The Factory Card & Party Outlet Corp. 2002 Stock Option Plan as amended (the "Plan"), is hereby amended, effective April 23, 2002, as follows:

                                       I.

          Section 2(f) is amended by deleting "[__________, 2002]" and by adding the following in lieu thereof: "April 23, 2002."

                                       II.

          Section 3(b)(iii) is amended by deleting the words "or other amount" after "Shares".

                                      III.

          Section 4(a) is amended by deleting "Section 12(h)" in the first line thereof and by adding the following in lieu thereof: "Section 11(h)".

                                       IV.

          Section 6(g)(iii) is amended by adding the words "the Optionee" after the word "by" in the fourth line thereof.

                                       V.

          Section 6(h) is amended and restated to read as follows:

          "h) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be subject to such restrictions relating to the voting and/or disposition of the Shares as the Committee may deem appropriate."

                                       VI.

          Section 7(d) is amended by adding the word "or" after "Employment," in the sixth line thereof, by replacing the comma in the seventh line thereof with a period and by deleting all of the remaining words in this Section following this period.

                                      VII.

          Section 9 is amended by deleting subsection (c) thereof in its entirety.

                                      VIII.

          Section 10(b) is amended by deleting the words "subsection 9(c)" in the fourth line thereof.

                                       IX.

          In all other respects the Plan shall remain in full force and effect.

          The undersigned certifies that he is the duly elected and acting Secretary of Factory Card & Party Outlet Corp. and that the foregoing Second Amendment to the Factory Card & Party Outlet Corp. 2002 Stock Option Plan was duly adopted by the Board of Directors of Factory Card & Party Outlet Corp.

Dated: June 12, 2002                       /s/ Gary W. Rada
                                           ----------------
                                           Gary W. Rada
                                           President and Chief Operating Officer

                                      -2-